Note 11 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
11.	Commitments and Contingencies

There are no material legal proceedings to which the Company is a party or to which any of its properties are subject, other than routine litigation incidental to the Company’s business. In the opinion of the management, the disposition of these lawsuits should not have a material impact on the consolidated results of operations, financial position and cash flows.

As of December 31, 2024, future gross minimum revenues under non-cancellable time charter agreements total $252.8 million. The amount of $163.6 million is due in the year ending December 31, 2025, $68.4 million due in the year ending December 31, 2026 and another $20.8 million due in the year ending December 31, 2027. In arriving at the future gross minimum revenues, the Company has deducted an estimated one off-hire day per quarter plus estimated off-hire time required for scheduled intermediate and special surveys of the vessels, if applicable. Such off-hire estimate may not be reflective of the actual off-hire in the future. In addition, the actual revenues could be affected by early delivery of the vessel by the charterers or any exercise of the charterers’ options to extend the terms of the charters, which however cannot be estimated and hence not reflected above.

As of  December 31, 2024, the Company had under construction four container carriers with an outstanding amount of $157.4 million. The amount of $55.0 million is due within 2025. Another $12.0 million is due within 2026. The remaining balance of $90.4 million is due within 2027. The Company intends to finance these commitments with debt financing, $52 million of which was drawn during January 2025 (see Note 20), and own cash.